Events after the Reporting Period	6 Months Ended
Jun. 30, 2019
Events after the Reporting Period [Abstract]
Disclosure of events after reporting period [text block]

Events after the reporting period

On July 7, 2019, we announced a significant strategic transformation and restructuring plans for our organization and provided additional details on July 8, 2019. The impact on our financial results is described in the note "Impact of Deutsche Bank’s transformation".

The announcement also included our decision to exit our Equities Sales & Trading business, while retaining a focused equity capital markets operation. In this context, we have entered into a preliminary agreement with BNP Paribas to provide continuity of service to our prime finance and electronic equities clients, with a view to transferring technology and staff to BNP Paribas in due course. This agreement remains subject to various conditions and approvals.